Exhibit 10.54

                                 AMENDMENT NO. 1
                                     TO THE
                    AMENDED AND RESTATED STOCK INCENTIVE PLAN
                                       OF
                      PACIFIC AEROSPACE & ELECTRONICS, INC.


     This Amendment No. 1 amends the Amended and Restated Stock Incentive Plan (the "Plan") approved by the shareholders of Pacific Aerospace & Electronics, Inc. (the "Company") on October 29, 1996.

     1. The first sentence of Section 2 of the Plan is hereby amended to read as follows:

          Subject to adjustment as provided below and in Section 13, the shares to be offered under the Plan shall consist of Common Stock, $.001 par value, of the Company, and the total number of shares of Common Stock that may be issued under the Plan shall not exceed 3,000,000 shares.

     2. This Amendment No. 1 shall be effective after its approval by the Company's Board of Directors and Shareholders.

     3. All other provisions of the Plan are hereby ratified and affirmed as if incorporated herein.



                                       ADOPTED BY THE BOARD OF
                                       DIRECTORS ON JULY 18, 1997

                                       APPROVED BY THE SHAREHOLDERS
                                       ON OCTOBER 8, 1997